IMPAIRMENT LOSS ON VESSELS	6 Months Ended
Jun. 30, 2024
Property, Plant and Equipment Impairment or Disposal [Abstract]
IMPAIRMENT LOSS ON VESSELS	IMPAIRMENT LOSS ON VESSELS
No impairment loss on vessels was recognized in the first six months of 2024.

In March 2023, the Company entered into an agreement to sell two Capesize vessels, Golden Feng and Golden Shui, to an unrelated third party for an aggregate net sale price of $43.6 million. The vessels were delivered to their new owners in May 2023, resulting in total cash proceeds net of commissions of $43.6 million. The Company recorded an impairment loss of $11.8 million in connection with the sale.